SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report                                              October 29, 2004
    (Date of earliest event reported)                           October 29, 2004

                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)

             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices) (Zip Code)

                          (309) 736-3580 (Registrant's
                     -------------------------------------
                     telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  5.05  Amendments  to the  Registrant's  Code of  Ethics,  or  Waiver  of a
            Provision of the Code of Ethics

On October 28, 2004 the Board of Directors of QCR Holdings, Inc. (the "Company") amended the Company's Code of Conduct and Ethics Policy (the "Code") for its employees, officers and directors. Amendments to the Code are described below and an amended Code is furnished as an exhibit to this filing. The Code can also be found on the Company's website at www.qcbt.com.

Generally, the Board amended the Code to more specifically address the procedures for dealing with potential conflicts of interest. For potential conflicts of interest involving directors, the Company requires that members of its Board of Directors disclose to the Board all personal interests, along with recusing themselves from participation in matters where there are conflicts between the interests of the Company and the personal interests of the member of the Board of Directors.

The amended Code also provides that all potential conflicts of interest, including unintentional conflicts, should be disclosed to either the President of the relevant subsidiary bank, an executive officer of the Company or the Company's Board of Directors, as set forth in the Code. In certain instances review and approval by the Board of Directors could be required.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 14.1  Revised Code of Conduct and Ethics Policy




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                QCR HOLDINGS, INC.


Dated:  October 29,  2004                       By:  /s/ Todd A. Gipple
                                                     ---------------------------
                                                     Todd A. Gipple
                                                     Executive Vice President
                                                     and Chief Financial Officer



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